GOOD AFTERNOON.

WELCOME TO AUXILIO, INC.'S 2004 FOURTH QUARTER AND YEAR END EARNINGS CONFERENCE CALL. MY NAME IS PAUL ANTHONY; I'M THE CFO FOR AUXILIO.

BEFORE WE GET UNDERWAY, I NEED TO MAKE THE FOLLOWING STATEMENTS.

         CERTAIN MATTERS DISCUSSED TODAY OR ANSWERS THAT MAY BE GIVEN TO QUESTIONS ASKED COULD CONSTITUTE FORWARD-LOOKING STATEMENTS RELATED TO AUXILIO'S FUTURE FINANCIAL OR BUSINESS PERFORMANCE. AUXILIO'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS.

         THE COMPANY CAUTIONS THAT THESE STATEMENTS ARE SUBJECT TO SUBSTANTIAL RISKS AND UNCERTAINTIES AND ARE QUALIFIED BY IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE REFLECTED BY THE FORWARD-LOOKING STATEMENTS AND SHOULD NOT BE RELIED UPON BY INVESTORS WHEN MAKING AN INVESTMENT DECISION.

         STATEMENTS MADE ON THIS CONFERENCE CALL SHOULD BE CONSIDERED IN CONJUNCTION WITH THE COMPANY'S ANNUAL REPORT ON FORM 10K FOR 2004, SUBSEQUENT QUARTERLY REPORTS ON FORM 10Q, AND REPORTS ON FORM 8K WHICH ARE LOCATED AT WWW.SEC.GOV AND MAY BE REQUESTED FROM AUXILIO.

THIS CALL IS BEING TAPED AND WILL BE AVAILABLE FOR RE-BROADCAST. INFORMATION ON HOW TO ACCESS THE RE-BROADCAST IS SET FORTH IN THE COMPANY'S EARNINGS RELEASE FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2004, WHICH WAS ISSUED ON APRIL 18, 2005, AND MAY BE OBTAINED AT OUR WEBSITE AT WWW.AUXILIOINC.COM OR BY CONTACTING ME, PAUL ANTHONY, AT 949-614-0700.

With these preliminary matters out of the way, here's how the call will go this morning. Our Chief Executive Officer, Joe Flynn, will make some comments regarding the results from the quarter and year ended December 31, 2004. He will then discuss the issues facing the Company, the progress we have made in reshaping the company and will touch upon some recent developments. Once Mr. Flynn's presentation is over, we will open the call up to any questions you may have.

WITH THAT IN MIND, I WOULD NOW LIKE TO TURN THE CALL OVER TO JOE FLYNN, OUR CEO.

THANK YOU PAUL.

GOOD AFTERNOON
ON APRIL 18, 2005 WE RELEASED FINANCIAL RESULTS FOR THE FOURTH QUARTER AND OUR YEAR ENDED DECEMBER 31, 2004.

AS A RESULT OF THE COMPANY'S ACQUISITION OF THE MAYO GROUP ON APRIL 1, 2004, THE FINANCIAL STATEMENTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2004, ARE NOT COMPARABLE TO THE FINANCIAL STATEMENTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2003. OUR SALE OF OUR HR SOFTWARE PRODUCTS TO WORKSTREAM IN MARCH 2004 COMPLETED OUR EXIT FROM THE PREVIOUS BUSINESS MODEL.

CONSOLIDATED REVENUE FOR THE FOURTH QUARTER WAS APPROXIMATLEY $1.7 MILLION. REVENUE WAS IN LINE WITH OUR EXPECTATIONS FOR THE QUARTER AND WAS PRIMARILY DERIVED FROM A TRANSACTION WITH A NEW CUSTOMER, ST. JOSEPH'S EUREKA, A MEMBER OF THE ST. JOSEPH'S HEALTH SYSTEM, AND OUR MONTHLY RECURRING REVENUE STREAM. CONSOLIDATED REVENUE FOR THE FULL YEAR WAS $7.3 MILLION. REVENUE FOR THE YEAR WAS UP 74% OVER THE MAYO GROUP'S 2003 REVENUE.

OUR CURRENT MONTHLY SERVICE AND SUPPLY REVENUE IS $222,000. OVER THE NEXT EIGHTEEN MONTHS, OUR GOAL IS TO SECURE NEW CUSTOMERS AND BUILD THE MONTHLY SERVICE AND SUPPLY REVENUE TO THE $500,000 PER MONTH LEVEL.

PURSUANT TO SERVICE LEVEL AGREEMENTS WITH CUSTOMERS, OUR CURRENT BACKLOG AS OF DECEMBER 31, 2004 FOR MONTHLY SERVICE AND SUPPLY REVENUE IS $10.9 MILLION. THIS IS THE ABSOLUTE AMOUNT OF THE FUTURE MONTHLY PAYMENTS DUE TO AUXILIO PURSUANT TO EXISTING SERVICE LEVEL AGREEMENTS IN PLACE.

GROSS MARGINS WERE IN LINE WITH EXPECTATIONS AT 36% FOR THE QUARTER AND 45% FOR THE YEAR. 2004 MARGINS WERE IMPROVED DUE TO THE Q2 DEAL TO HUNTINGTON MEMORIAL. WE ANTICIPATE LOWER MARGINS IN 2005 AS WE GROW THE SUPPORT ORGANIZATION AHEAD OF REVENUE AS PART OF OUR PUSH TO EXPAND OUR BUSINESS OUTSIDE OF CALIFORNIA.

[PAUSE]

SELLING AND MARKETING EXPENSE WAS UP TO $420,000 FOR THE QUARTER, AN INCREASE OF $62,000 FROM THE THIRD QUARTER. THIS INCREASE IS PRIMARILY A RESULT OF COMMISSIONS DUE TO HIGHER REVENUE FROM THE SALE TO ST. JOSEPH'S EUREKA. SALES AND MARKETING EXPENSE WAS $1.4 MILLION FOR THE FULL YEAR. WE EXPECT SALES AND MARKETING EXPENSES TO COTNINUE TO INCREASE AS WE INVEST IN ADDITIONAL EXECUTIVE SALES PERSONNEL TO EXECUTE DIRECT SELLING TO HOSPITALS.

G&A EXPENSE WAS $293,000 FOR THE QUARTER, A DECREASE OF $61,000 FROM THE THIRD QUARTER. G&A EXPENSE WAS $1.3 MILLION FOR THE FULL YEAR. WE EXPECT G&A TO INCREASE PURSUANT TO THE INVESTMENTS BEING MADE IN INFRASTURCTURE, MOSTLY PEOPLE RELATED TO SUPPORT THE ORGANIZATION AS IT EXPANDS.

[PAUSE]

LOOKING AT THE OVERALL RESULTS, LOSS FROM CONTINUING OPERATIONS FOR THE QUARTER WAS $144,000 OR $01 CENT PER SHARE FULLY DILUTED. INCOME FROM CONTINUING OPERATIONS FOR THE YEAR WAS $506,000 OR $03 CENTS PER SHARE FULLY DILUTED. INCOME FROM CONTINUING OPERATIONS FOR THE QUARTER AND YEAR INCLUDES A TAX BENEFIT OF $285,000 RELATED TO THE ACQUISITION OF THE MAYO GROUP. NET LOSS FOR THE QUARTER WAS $158,000 OR $01 CENT PER SHARE FULLY DILUTED. NET INCOME FOR THE YEAR WAS $994,000 OR $07 CENTS PER SHARE FULLY DILUTED AND INCLUDES INCOME FROM DISCONTINUED OPERATIONS OF $488,000 DIRECTLY RELATED TO THE GAIN WE RECORDED FROM THE WORKSTREAM TRANSACTION.

[PAUSE]

MOVING FORWARD I WOULD NOW LIKE TO DISCUSS SOME RECENT DEVELOPMENTS AND TRANSACTIONS THE COMPANY HAS UNDERTAKEN IN THE BEGINNING PART OF FISCAL 2005.

WE DID NOT CLOSE ANY NEW EQUIPMENT TRANSACTIONS IN Q1 OF 2005. THE ACQUISITION OF THE MAYO GROUP TOOK PLACE IN APRIL OF 2004, SINCE THIS TIME WE HAVE DETERMINED THAT THE SALES CYCLE OF OUR BUSINESS APPEARS TO BE 6-12 MONTHS. THIS BEING SAID, WE CONTINUE TO BE IN THE FINAL NEGOTIOATION STAGES ON A NUMBER OF PROPOSALS WITHIN THE ST. JOSEPH'S HEALTH SYSTEM AND OTHER FACILITIES IN DIFFERENT PARTS OF THE COUNTRY.

WE CONTINUE TO WORK VERY CLOSELY WITH ST. JOSEPH'S HEALTH SYSTEM IN TRYING TO EXPAND OUR BUSINESS INTO OTHER FACILITIES THAT ARE UNDER THEIR UMBRELLA. WE ALSO ARE CONTINUING TO EXPAND OUR RELATIONSHIP WITH MEMORIAL HEALTH SERVICES, ONE OF OUR EXISITING CLIENTS, BY ADDING THEIR RECENTLY ACQUIRED FACILITY OF SAN CLEMENTE MEDICAL CENTER IN ORANGE COUNTY, CA, IN APRIL OF 2005.

 ON MARCH 1, 2005, WE SIGNED A THREE YEAR AGREEMENT WITH MEDASSETS, THE NATION'S THIRD LARGEST GROUP PURCHASING ORGANIZATION OR GPO. MEDASSETS SERVES OVER 22,000 HEALTHCARE FACILITIES IN THE UNITED STATES INCLUDING 40 OF THE NATION'S LARGEST INTEGRATED DELIVERY NETWORKS OF HOSPITAL CHAINS.

UNDER THE TERMS OF THE AGREEMENT, WE WILL PROVIDE INTERESTED MEDASSETS MEMBERS WITH A FULL COMPLIMENT OF DOCUMENT IMAGE MANAGEMENT SERVICES INCLUDING THE DEVELOPMENT OF A CORPORATE DOCUMENT IMAGE MANAGEMENT STRATEGY AND SUPPORTING INFRASTRUCTURE THAT WILL INCLUDE CHANGE MANAGEMENT PROCESSES, VENDOR SELECTION, CONTRACT NEGOTIATION, BILLING ADMINISTRATION AND CONSOLIDATION, DOCUMENT MANAGEMENT EFFICIENCY PLANNING, EQUIPMENT SUPPLY AND MAINTENANCE, DIGITAL CONNECTIVITY AND SOFTWARE RECOMMENDATION AND INTEGRATION. IT IS IMPORTANT TO POINT OUT THAT NO MEDASSETS MEMBERS ARE CONTRACTUALLY OBLIGED TO USE OUR SERVICES. THE RELATIONSHIP WITH MEDASSETS DOES HOWEVER, PROVIDE US WITH QUICK AND CREDIBLE ACCESS TO THE DECISION MAKERS WITHIN THEIR MEMBER HOSPITALS AND MEDASSETS BUSINESS DEVELOPMENT PERSONNEL ARE WORKING CLOSELY WITH US TO INTRODUCE OUR SERVICES TO THEIR MEMBERS. IN A SHORT PERIOD OF TIME, WE HAVE BEEN ABLE TO SECURE ASSESSMENTS WITH SEVERAL OF THEIR HOSPITAL MEMBERS IN DIFFERENT PARTS OF THE COUNTRY.

IN ORDER TO ROUND OUT OUR MANAGEMENT TEAM, ON APRIL 1, 2005 WE HIRED JOE HOBAN AS OUR EXECUTIVE VICE PRESIDENT OF SALES & MARKETING. JOE JOINS OUR TEAM WITH OVER 25 YEARS OF EXPERIENCE AS A BUSINESS DEVELOPMENT LEADER IN HEALTHCARE. MOST RECENTLY, JOE WAS VICE PRESIDENT OF BUSINESS DEVELOPMENT OF SEMPER CARE, A HEALTH CARE START UP FOCUSED ON PROVIDING MANAGEMENT SERVICES FOR LONG TERM ACUTE CARE CENTERS TO MAJOR HOSPITALS AND HOSPITAL SYSTEMS. JOE WAS RESPONSIBLE FOR THE FIRST $100 MILLION IN REVENUE CONTRACTED BY SEMPER CARE, WHO WAS RECENTLY ACQUIRED BY SELECT MEDICAL. PRIOR TO HIS CAREER WITH SEMPER CARE, JOE HELD SEVERAL SENIOR SALES AND MARKETING MANAGEMENT POSITIONS WITH LARGE HEALTHCARE ORGANIZATIONS SUCH AS SERVICE MASTER. WE ARE THRILLED TO HAVE SOMEONE WITH JOE'S EXPERIENCE, CONTACT BASE AND LEADERSHIP SKILLS TO HELP DRIVE SALES, BUILD OUR SALES ORGANIZATION AND CONTINUE OR AGGRESSIVE BUSINESS EXPANSION EFFORTS.

IN ADDITION TO EXPANDING OUR MANAGEMENT TEAM, WE HAVE ALSO BROUGHT ON MORE DIRECT HEALTHCARE AND BUSNESS MANAGEMENT EXPERIENCE TO OUR BOARD OF DIRECTORS.

IN THE FOURTH QUARTER OF FISCAL YEAR 2004, ROBERT KRAKOFF WAS ADDED AS A MEMBER OF OUR BOARD OF DIRECTORS. MR. KRAKOFF SPENT THE LAST 8 YEARS WITH ADVANSTAR, INC. IN THE ROLE OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER. MR. KRAKOFF RETIRED FROM ADVANSTAR IN JULY 2004. BEFORE JOINING ADVANSTAR, MR. KRAKOFF HAD A 23 YEAR CAREER WITH REED ELSEVIER PLC, A LEADING INTERNATIONAL PUBLISHER AND INFORMATION PROVIDER. HE WAS VICE CHAIRMAN OF REED ELSEVIER INC., A DIRECTOR OF REED ELSEVIER PLC, AND CHAIRMAN AND CEO OF CAHNERS PUBLISHING COMPANY. PRIOR TO JOINING REED ELSEVIER IN 1973, MR. KRAKOFF WAS PRESIDENT, CHIEF EXECUTIVE OFFICER AND A DIRECTOR OF AITS, INC., WHICH WAS AT THE TIME A LARGE WHOLESALE TRAVEL COMPANY. HE ALSO HELD EXECUTIVE POSITIONS IN FINANCE, MARKETING AND PLANNING WITH FORD MOTOR COMPANY, TRANS WORLD AIRLINES, THE SINGER CORPORATION, AND RCA. BOB HAS HAD A CAREER AS A LEADER IN THE MEDIA BUSINESS IN ADDITION TO HAVING SERVED ON THE BOARD OF A NUMBER OF PUBLIC AND PRIVATE COMPANIES AND MUTUAL FUNDS. WE BELIEVE THAT HIS KNOWLEDGE OF FINANCIAL MANAGEMENT, CORPORATE MANAGEMENT AND GENERAL BUSINESS WILL PROVIDE AUXILIO WITH THE GUIDANCE NEEDED AS WE PREPARE FOR OUR NEXT STAGE OF GROWTH.

THE BOARD HAS ALSO NOMINATED MAX POLL TO SERVE AS A DIRECTOR OF THE COMPANY. MR. POLL WILL STAND FOR ELECTION AT OUR NEXT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17TH, 2005. MR. POLL IS THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF SCOTTSDALE HEALTHCARE. HE HAS BEEN IN HEALTH CARE ADMINISTRATION FOR OVER 30 YEARS AND HAS HELD THE POSITIONS OF PRESIDENT & CEO OF BARNES HOSPITAL IN ST. LOUIS, MISSOURI; ADMINISTRATOR & CEO OF BOONE HOSPITAL CENTER, COLUMBIA, MISSOURI; AND ASSISTANT DIRECTOR OF ST. LUKE'S HOSPITAL, KANSAS CITY, MISSOURI. HIS ACTIVITIES HAVE INCLUDED BOARD, COMMITTEE MEMBERSHIP, AND OFFICER POSITIONS ON METROPOLITAN, STATE AND NATIONAL HEALTH ORGANIZATIONS, INCLUDING THE AMERICAN HOSPITAL ASSOCIATION, ASSOCIATION OF AMERICAN MEDICAL COLLEGES, AND VOLUNTARY HOSPITALS OF AMERICA, INC. MR. POLL IS A FELLOW IN THE AMERICAN COLLEGE OF HEALTHCARE EXECUTIVES, AND CURRENTLY IS A BOARD MEMBER OF THE INTERNATIONAL GENOMICS CONSORTIUM AND SERVES AS ITS EXECUTIVE ADVISOR.

I WOULD NOW LIKE TO DISCUSS THE CURRENT ISSUES FACING THE COMPANY AND THE PROGRESS WE'VE MADE IN RESHAPING THE COMPANY.

[PAUSE]

DURING THE MOST RECENT QUARTER OUR GOAL WAS TO IMPROVE AND EXPAND BUSINESS DEVELOPMENT OPPORTUNITIES AND STRENGTHEN OUR SALES TEAM. I BELIEVE THAT OUR TEAM HAS ACCOMPLISHED THIS THROUGH THE CLOSING OF THE MEDASSETS CONTRACT AS WELL AS THE HIRING OF JOE HOBAN TO RUN OUR SALES FORCE. AS A RESULT OF THIS, WE HAVE EXPANDED OUR PRESENCE WITHIN ONE OF OUR EXISTING CUSTOMERS AND WE INTEND TO EXPAND OUR PRESENCE IN NEW FACILITIES INSIDE AND OUTSIDE CALIFORNIA OVER THE NEXT SEVERAL QUARTERS. AS A RESULT OF OUR AGGRESSIVE BUSINESS DEVELOPMENT ACTIVITIES, WE ARE CURRENTLY NEGOTIATING CONTRACTS WITH A NUMBER OF FACIILITES AND HAVE BEEN GIVEN APPROVAL TO DO OUR "TEQ TRAK" ASSEMENTS IN 27 FACILITIES. WHILE THERE IS ABSOLUTELY NO GUARANTEE THESE NEGOTIATIONS WILL RESULT IN CONTRACTS, WE ARE HOPEFUL THAT OUR HARD WORK AND EFFORTS WILL PAY OFF AND ALLOW US TO GROW AND PROVIDE MORE VISIBILITY ON REVENUE GROWTH.

THE NEXT TWO QUARTERS WILL SEE A FOCUS ON GETTING BETTER AT BUILDING OUR SALES PIPELINE, SALES EXECUTION, SALES FORCE EXPANSION AND BUILDING A CULTURE OF SERVICE EXCELLENCE FOR OUR EXISTING CUSTOMERS. THE SALES TEAM AND OUR EXECUTIVE MANAGEMENT TEAM IS FOCUSED ON NEW CUSTOMER OPPORTUNITIES AND AS I MENTIONED BEFORE WE ARE IN VARIOUS STAGES OF ASSESSMENTS, PROPOSALS AND CONTRACT NEGOTIATIONS WITH A NUMBER OF HOSPITALS THROUGHOUT THE US.

TO SUPPORT THESE EFFORTS AND PLANS FOR NATIONAL EXPANSION, AS DISCLOSED IN THE COMPANY'S RECENT 10-K FILING, THE COMPANY, IN FEBRUARY, INITIATED A PRIVATE PLACEMENT OF ITS COMMON STOCK, AT $2.00 PER SHARE. AS OF TODAY, $2,897,540 OF NET PROCEEDS HAS BEEN COLLECTED.

OUR GOAL IS TO GROW REVENUE AND GROW MARKET SHARE. OUR PROFITABILITY CONTINUES TO BE CONTINGENT UPON CLOSING EQUIPMENT TRANSACTIONS. WHILE, WE HAVE A NUMBER OF EQUIPMENT DEALS IN OUR PIPELINE THE TIMING OF THESE TRANSACTIONS IS STILL DIFFICULT TO PREDICT, DUE TO THE FACT THAT WE ARE DEPENDENT UPON OUR CUSTOMERS AND THIRD PARTY LEASING ORGANIZATIONS TO COMPLETE THE TRANSACTIONS. UNFORTUNATELY THESE TRANSACTIONS DO NOT ALWAYS FALL WITHIN OUR EXPECTED TIME FRAMES. THIS IS A REALITY THAT CONTINUES TO JEOPARDIZE OUR PROFITABILITY FROM QUARTER TO QUARTER.

WE OBVIOUSLY CONTINUE TO FACE NUMEROUS SIGNIFICANT CHALLENGES, BUT WE BELIEVE IN OUR PEOPLE, OUR SERVICES AND IN OUR CAPABILITY TO ACHIEVE OUR OBJECTIVES.

PAUL ANTHONY AND I ARE BOTH AVAILABLE NOW TO FIELD ANY QUESTIONS YOU MAY HAVE. THANK YOU.

OPERATOR, WOULD YOU PLEASE OPEN THE CALL TO QUESTIONS.

[QUESTIONS]

THANK YOU FOR TAKING THE TIME TO JOIN US AND FOR YOUR SUPPORT OF AUXILIO.